Exhibit 10.25

FREIGHTCAR AMERICA, INC.

17 Johns Street

Johnstown, Pennsylvania 15907

December 29, 2004

To the entities and individuals listed on Schedule A

attached hereto

Re:	Purchase Agreement dated as of June 3, 1999 among FreightCar America, Inc. (formerly JAC Holdings International, Inc.) (the “Company”) and the Purchasers named therein( as amended, the “Purchase Agreement”)

Gentlemen:

As you are aware, the Company intends to increase the capitalization of the Company by means of selling shares of its common stock (the “Offering”) and to file a Registration Statement on Form S-1 with the Securities and Exchange Commission in connection with the Offering.

We have been working closely with our independent accountants in connection with the Offering. The independent accountants have requested that the Company and its Subsidiaries reissue their financial statements for the fiscal years ended 1999, 2000, 2001, 2002 and 2003 due to accounting issues related to how the Company and its Subsidiaries recognize revenue which, in the opinion of the independent accountants, is necessary in order to comply with SEC review in connection with the Offering.

In addition, in accordance with Section 16(a) of the Shareholders’ Agreement of the Company dated as of June 3, 1999 (as amended, the “Shareholders’ Agreement”), the Company may elect to issue options to certain directors, officers and/or employees to purchase, in the aggregate, 1,014 shares of the Company’s Class A Voting Stock, $.01 par value per share and 1,014 shares of the Company’s Series A Voting Preferred Stock, $500.00 par value per share, at prices which are less than “fair equivalent value” (the “Options”). The Company issued the Options on December 22, 2004, upon the terms and conditions of (i) the Company’s board approval dated as of December 7, 2004 and (ii) certain Option Agreements dated as of December 22, 2004 entered into between the Company and each of John E. Carroll, Jr., Camillo M. Santomero, III, Mark Dalton, S. Mark Ray, James Cirar, Glen Karan and Kevin P. Bagby.

The purpose of this letter is to (1) request your consent to such a restatement of the financial statements for the fiscal years referenced above, (2) obtain a waiver of any Events of Default (as defined in the Purchase Agreement) that may have resulted from (i) the restatement of the financial statements for the fiscal years ended 1999, 2000, 2001, 2002 and 2003 and (ii) the granting of the New Options, including, without limitation, due to any breach under Sections 8.02 (Restricted Payments) and 8.06 (Affiliated Transactions) of the Purchase Agreement.

Kindly indicate your consent and waiver to the foregoing by signing in the space indicated below and returning a signed copy of this letter to the attention of Jennifer Homer at Piper Rudnick LLP via facsimile to (312) 251-5706.

FREIGHTCAR AMERICA, INC. (formerly JAC Holdings International, Inc.)

By:	/s/ Kevin P. Bagby
Name:	Kevin Bagby
Title:

Acknowledged and Agreed

as of this 29th day of December, 2004

GOLDENTREE HIGH YIELD OPPORTUNITIES I, LP		GOLDENTREE HIGH YIELD OPPORTUNITIES II, L.P.
By: GoldenTree Asset Management LP as agent		By: GoldenTree Asset Management LP as agent

By	/s/ Thomas H. Shandell	By	/s/ Thomas H. Shandell
Name:	Thomas H. Shandell	Name:	Thomas H. Shandell
Title:	Partner	Title:	Partner

GOLDENTREE HIGH YIELD MASTER FUND, LTD.		GOLDENTREE HIGH YIELD MASTER FUND II, LTD.
By: GoldenTree Asset Management LP as agent		By: GoldenTree Asset Management LP as agent

By	/s/ Thomas H. Shandell	By	/s/ Thomas H. Shandell
Name:	Thomas H. Shandell	Name:	Thomas H. Shandell
Title:	Partner	Title:	Partner

GOLDENTREE HIGH YIELD VALUE MASTER FUND, L.P.		SAFETY NATIONAL CASUALTY CORPORATION
By: GoldenTree Asset Management LP as agent		By: GoldenTree Asset Management LP as agent

By	/s/ Thomas H. Shandell	By	/s/ Thomas H. Shandell
Name:	Thomas H. Shandell	Name:	Thomas H. Shandell
Title:	Partner	Title:	Partner

ALPHA U.S. SUBFUND II, LLC
By: GoldenTree Asset Management LP as agent

By	/s/ Thomas H. Shandell
Name:	Thomas H. Shandell
Title:	Partner

DELPHI FINANCIAL GROUP		TRANSPORTATION INVESTMENT PARTNERS, L.L.C.
By: GoldenTree Asset Management LP as agent

By	/s/ Thomas H. Shandell	By:	/s/ Steven A. Flyer
Name:	Thomas H. Shandell	Name:	Steven A. Flyer
Title:	Partner	Title:	Managing Director

CARAVELLE INVESTMENT FUND, L.L.C.		JOHN HANCOCK LIFE INSURANCE COMPANY
By: Trimaran Advisors, L.L.C., its Investment Manager and Attorney-in-Fact

By:	/s/ Jay R. Bloom	By:	/s/ S. Mark Ray
Name:	Jay R. Bloom	Name:	S. Mark Ray
Title:	Managing Director	Title:	Senior Managing Director

/s/ James Cirar	/s/ Camillo M. Santomero
JAMES CIRAR	CAMILLO M. SANTOMERO

HANCOCK MEZZANINE PARTNERS, L.P.

By: John Hancock Life Insurance Company, its Investment Manager

By	/s/ Lorn Davis
Name:	Lorn Davis
Title:	Managing Director

Schedule A

Purchasers

CARAVELLE INVESTMENT FUND L.L.C.,

HANCOCK MEZZANINE PARTNERS, L.P.,

JOHN HANCOCK LIFE INSURANCE COMPANY

CAMILLO M. SANTOMERO III

JAMES D. CIRAR

TRANSPORTATION INVESTMENT PARTNERS, L.L.C

GOLDENTREE HIGH YIELD MASTER FUND, LTD.

GOLDENTREE HIGH YIELD OPPORTUNITIES II, L.P.

GOLDENTREE HIGH YIELD MASTER FUND II, LTD.

GOLDENTREE HIGH YIELD VALUE MASTER FUND, L.P.

SAFETY NATIONAL CASUALTY CORPORATION

ALPHA U.S. SUBFUND II, LLC

DELPHI FINANCIAL GROUP

GOLDENTREE HIGH YIELD OPPORTUNITIES I, LP